UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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COLISEUM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF COLISEUM ACQUISITION CORP.

1180 North Town Center Drive
Suite 100
Las Vegas, NV 89144

Dear Coliseum Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of annual general meeting of Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on November 27, 2023, at 11:00 a.m., New York Time (the “Extraordinary General Meeting”). For purposes of Cayman Islands law and our amended and restated memorandum and articles of association, the physical location of the Extraordinary General Meeting will be held at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting will also be held via virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from November 25, 2023 (the “Termination Date”) to June 25, 2024 (as extended, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024 (the “Additional Extended Date”), without requiring the Company to make any deposit into the trust account (the “Trust Account”) established in connection with its initial public offering (the “IPO”). This proposal is referred to as the “Extension Amendment Proposal” and the amendment to the Articles is referred to as the “New Extension”.

•

Proposal No. 2 – Liquidation Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to the accompanying proxy statement, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement. This proposal is referred to as the “Liquidation Amendment Proposal” and the Articles amendment is referred to as the “Liquidation Amendment”.

•	Proposal No. 3 – Director Election Proposal – To re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified. This proposal is referred to as the “Director Election Proposal”.

•	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension. This proposal is referred to as the “Adjournment Proposal”.

Each of the Extension Amendment Proposal, Liquidation Amendment Proposal, Director Election Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”) in a more cost-effective manner.

On June 22, 2023, the Company’s shareholders approved an amendment of the Company’s Articles to extend (the “Prior Extension”) the date by which the Company has to consummate a Business Combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024 (the “Extension Period”), only if Coliseum Acquisition Sponsor LLC, the Company’s previous sponsor (the “Previous Sponsor”) or its designee would deposit (the “Contribution”) into the Trust Account, as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per share of the Company’s Class A ordinary shares, par value $0.001 per share, issued as part of the units (“Units”) sold in the IPO (the “Public Shares”) multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the Prior Extension, for each month of the Extension Period elected by the Board. The Company’s shareholders approved the Prior Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and Berto LLC, an affiliate of Harry L. You (the “New Sponsor”), by which the New Sponsor acquired control of the Company, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the Extension Period. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the New Sponsor made a Contribution of $100,000 to the Company for each such monthly extension. Accordingly, the current Termination Date is November 25, 2023.

If the Extension Amendment Proposal is not approved, the New Sponsor would need to make additional monthly deposits into the Trust Account from November 25, 2023 through June 25, 2024 in order for the Company to continue its efforts to complete an initial Business Combination throughout the Extension Period. The New Sponsor does not intend to make further deposits into the Trust Account. Accordingly, following November 25, 2023, the Company would be forced to liquidate.

The Board believes that in order for the Company to have additional time to complete an initial Business Combination in a more cost effective manner, it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal and extend the date by which the Company has to consummate a Business Combination to the Extended Date or Additional Extended Date, as applicable, without requiring the Company to make any deposit into the Trust Account so that our shareholders have the opportunity to participate in our future investment.

The Company is listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 22, 2024. If the New Extension is approved and the Board exercises its right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated New Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq on June 22, 2024 if the Board exercises its right to further extend the Extended Date to the Additional Extended Date pursuant to the New Extension. For more information see “Risk Factors – The New Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and wind up the Company in accordance with applicable law (including the laws of the Cayman Islands) and to redeem all Public Shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved the Company will not implement the Liquidation Amendment. The Liquidation Amendment and the New Extension are referred to collectively as the “Articles Amendments”.

The purpose of the Director Election Proposal is to re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Extension Amendment Proposal or Liquidation Amendment Proposal or if we otherwise determine that additional time is necessary to effectuate the New Extension. If the Adjournment Proposal is adopted, in order to continue the Company’s life past the current Termination Date and allow for a vote on the Extension Amendment Proposal at the adjourned meeting, on November 27, 2023, the New Sponsor will deposit into the Trust Account as a loan a prorated Contribution based on the length of the adjournment period. The prorated amount of the loan will equal the number of days of the adjournment period divided by 30, multiplied by $100,000.

You are not being asked to vote on a Business Combination at this time. If the Articles Amendments are implemented and you do not elect to redeem your Public Shares in connection therewith, you will retain the right to vote on a Business Combination when it is submitted to the Public Shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event the Company has not consummated a Business Combination by the Extended Date or the Additional Extended Date, as applicable or the Board determines to effectuate an early winding up of the Company pursuant to the Liquidation Amendment.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.67 per share, based on the amounts held in the Trust Account as of November 3, 2023); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased.

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved, and the Articles Amendments are implemented, holders of Public Shares (“Public Shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote for or against the Extension Amendment Proposal or Liquidation Amendment Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date established for the Extraordinary General Meeting. If the Articles Amendments are implemented, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date or Additional Extended Date, as applicable or if the Board determines to effectuate an early winding up of the Company pursuant to the Liquidation Amendment.

On November 3, 2023, the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $62.7 million as of November 3, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 3, 2023 was $10.67. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same amount as if such shareholder sold the Public Shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if the Company does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment is not approved, the New Sponsor does not intend to make an additional Contribution to the Trust Account for the next month of the Extension Period, as required by the terms of the Prior Extension. Accordingly, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Liquidation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Liquidation Amendment Proposal is approved, the Liquidation Amendment will not be implemented if the Extension Amendment Proposal is not approved.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Company’s Class B Shares. Only holders of Class B Shares may vote on the appointment of directors. Harry L. You, our Chairman, holds the sole outstanding Class B Share, and accordingly will be able to approve the Director Election Proposal without the further vote of any other shareholder.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

The Board has fixed the close of business on November 3, 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting regardless of whether or not they vote at the Extraordinary General Meeting, and regardless of whether they hold such shares on the Record Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal are in the best interests of the Company and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

The Company’s directors and officers and others have interests in the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the New Sponsor, of our securities. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Company’s Officers, Directors and Others” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Coliseum Acquisition Corp.

/s/ Harry L. You

Harry L. You

Chairman of the Board

November 15, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of each of the Extension Amendment Proposal and Liquidation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The approval of the Director Election Proposal requires an ordinary resolution of the holders of the Company’s Class B Shares, and only holders of Class B Shares may vote on the appointment of directors. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, Liquidation Amendment Proposal, Director Election Proposal, or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on November 27, 2023: This notice of meeting, the accompanying proxy statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are being made available on or about November 15, 2023 at https://www.cstproxy.com/coliseumacq/ext2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON NOVEMBER 22, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF COLISEUM ACQUISITION CORP.
TO BE HELD ON NOVEMBER 27, 2023

To the Shareholders of Coliseum Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of annual general meeting (the “Extraordinary General Meeting”) of the shareholders of Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on November 27, 2023, at 11:00 a.m., New York Time. For purposes of Cayman Islands law and our amended and restated memorandum and articles of association, the physical location of the Extraordinary General Meeting will be held at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting will also be held via virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless the Company determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated November 15, 2023 and is first being mailed to shareholders on or about that date:

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Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination  from November 25, 2023 (the “Termination Date”) to June 25, 2024 (as extended, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024 (the “Additional Extended Date”), without requiring the Company to make any deposit into the trust account (“Trust Account”) established in connection with its initial public offering (“IPO”). This proposal is referred to as the “Extension Amendment Proposal” and the amendment to the Articles is referred to as the “New Extension”.

The text of the special resolution is as follows:

"RESOLVED, as a special resolution, that the text of Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

“The Company has until June 25, 2024 to consummate a Business Combination (the “Termination Date”); provided, however, that commencing on June 25, 2024, the Company has the right, by resolution of the Company’s board of directors, to extend the time it has to consummate a Business Combination (the “Combination Period”) for an additional three months to September 25, 2024 (the “Additional Extended Date”). The Company’s board of directors has the sole discretion whether to extend the Combination Period to the Additional Extended Date. In the event that the Company has not consummated a business combination on or before the Termination Date and determines not to extend the Combination Period to the Additional Extended Date, or the if the Company does extend the Combination Period to the Additional Extended Date and the Company does not consummate a Business Combination before the Additional Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days after the Termination Date or Additional Extended Date, as applicable, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.””

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Proposal No. 2 – Liquidation Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to the accompanying proxy statement, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement. This proposal is referred to as the “Liquidation Amendment Proposal” and the Articles amendment is referred to as the “Liquidation Amendment.”

The text of the special resolution is

“RESOLVED, as a special resolution, that:

A new subsection (b) to Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company is hereby added:

(b) In the event that the Board, in its sole discretion, elects to wind up the Company’s operations on an earlier date than the Termination Date or Additional Extended Date, as applicable (such date, the “Early Termination Date”), as determined by the Board and included in a public announcement, (a “Voluntary Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days after the Early Termination Date, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Voluntary Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of a Voluntary Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

The text of Article 36.6 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, a Voluntary Redemption Event, an Amendment Redemption Event or in the event the person accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

The text of Article 36.6 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the “Registration Statement”) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 36. Neither the Company nor any Officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or Voluntary Redemption Event, as applicable, or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 36, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$100,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company, if applicable.

Clause (a) of the definition of Per-Share Redemption Price of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

(a) with respect to an Automatic Redemption Event or a Voluntary Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned on the funds in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable) divided by the number of then issued and outstanding Public Shares;

Clause (b) of Article 2.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

(b) the right to be redeemed on an Automatic Redemption Event or Voluntary Redemption Event in accordance with Article 36.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Article 36.5 or pursuant to an Amendment Redemption Event in accordance with Article 36.11.

•	Proposal No. 3 – Director Election Proposal – To re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified. This proposal is referred to as the “Director Election Proposal.”

•

Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension. This proposal is referred to as the “Adjournment Proposal”.

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension be confirmed, adopted, approved and ratified in all respects.”

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”) in a more cost-effective manner.

On June 22, 2023, the Company’s shareholders approved an amendment of the Company’s Articles to extend (the “Prior Extension”) the date by which the Company has to consummate a Business Combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024 (the “Extension Period”), only if Coliseum Acquisition Sponsor LLC, the Company’s previous sponsor (the “Previous Sponsor”) or its designee would deposit (the “Contribution”) into the Trust Account, as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per share of the Company’s Class A ordinary shares, par value $0.001 per share, issued as part of the units (“Units”) sold in the IPO (the “Public Shares”) multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the Prior Extension, for each month of the Extension Period elected by the Board. The Company’s shareholders approved the Prior Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and Berto LLC, an affiliate of Harry L. You (the “New Sponsor”), by which the New Sponsor acquired control of the Company, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the Extension Period. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the New Sponsor made a Contribution of $100,000 to the Company for each such monthly extension. Accordingly, the current Termination Date is November 25, 2023.

If the Extension Amendment Proposal is not approved, the New Sponsor would need to make additional monthly deposits into the Trust Account from November 25, 2023 through June 25, 2024 in order for the Company to continue its efforts to complete an initial Business Combination throughout the Extension Period. The New Sponsor does not intend to make further deposits into the Trust Account. Accordingly, following November 25, 2023, the Company would be forced to liquidate.

The Board believes that in order for the Company to have additional time to complete an initial Business Combination in a more cost effective manner, it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal and extend the date by which the Company has to consummate a Business Combination to the Extended Date or Additional Extended Date, as applicable, without requiring the Company to make any deposit into the Trust Account so that our shareholders have the opportunity to participate in our future investment.

The Company is listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 22, 2023. If the New Extension is approved and the Board exercises it s right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated New Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq on June 22, 2023 if the Board exercises its right to further extend the Extended Date to the Additional Extended Date pursuant to the New Extension. For more information see “Risk Factors – The New Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and wind up the Company in accordance with applicable law (including the laws of the Cayman Islands) and to redeem all Public Shares on a specified date prior to the Extended Date or Additional Extended Date, as applicable, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date or Additional Extended Date. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved the Company will not implement the Liquidation Amendment. The Liquidation Amendment and the New Extension are referred to collectively as the “Articles Amendments”.

The purpose of the Director Election Proposal is to re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Extension Amendment Proposal or Liquidation Amendment Proposal or to effectuate the New Extension. If the Adjournment Proposal is adopted, in order to continue the Company’s life past the current Termination Date and allow for a vote on the Extension Amendment Proposal at the adjourned meeting, on November 27, 2023, the New Sponsor will deposit into the Trust Account as a loan a prorated Contribution based on the length of the adjournment period. The prorated amount of the loan will equal the number of days of the adjournment period divided by 30, multiplied by $100,000.

You are not being asked to vote on a Business Combination at this time. If the Articles Amendments are implemented and you do not elect to redeem your Public Shares in connection herewith, you will retain the right to vote on a Business Combination when it is submitted to the Public Shareholders (provided that you are a shareholder on the record date for a meeting to consider a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or in the event that the Company has not consummated a Business Combination by the Extended Date or Additional Extended Date, as applicable, or the Board determines to effectuate an early winding up of the Company pursuant to the Liquidation Amendment.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.67 per share, based on the amounts held in the Trust Account as of November 3, 2023); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased.

If the Extension Amendment Proposal is approved, and the New Extension and Liquidation Amendment are implemented, holders of Public Shares (“Public Shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote for or against the Extension Amendment Proposal or Liquidation Amendment Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date established for the Extraordinary General Meeting. If the New Extension and Liquidation Amendment are implemented, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date or Additional Extended Date, as applicable, or if the Board determines to effectuate an early winding up of the Company pursuant to the Liquidation Amendment.

On November 3, 2023, the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $62.7 million as of November 3, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 3, 2023 was $10.67. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same amount as if such shareholder sold the Public Shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its holders of Public Shares to determine whether to keep their investments for an additional period of time if the Company does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment is not approved, the New Sponsor does not intend to make an additional Contribution to the Trust Account for the next month of the Extension Period, as required by the terms of the Prior Extension. Accordingly, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, dissolve and wind up, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and Liquidation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Liquidation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Liquidation Amendment Proposal is approved, the Liquidation Amendment will not be implemented if the Extension Amendment Proposal is not approved.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Company’s Class B Shares. Only holders of Class B Shares may vote on the appointment of directors. Harry L. You, our Chairman, holds the sole outstanding Class B Share, and accordingly will be able to approve the Director Election Proposal without the further vote of any other shareholder.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Record holders of Ordinary Shares at the close of business on November 3, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 9,628,200 issued and outstanding Class A Shares, of which 5,878,201 were Public Shares, and 1 Class B Share issued and outstanding. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated November 15, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Coliseum Acquisition Corp.

/s/ Harry L. You

Harry L. You

Chairman of the Board

November 15, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete a Business Combination, including approval by the shareholders of the Company;

•	the anticipated benefits of a Business Combination;

•	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

•	the volatility of the market price and liquidity of the Ordinary Shares and other securities of the Company;

•	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

•	our potential ability to obtain additional financing, if needed, to complete a Business Combination;

•	our financial performance; and

•	our ability to maintain a listing on Nasdaq.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the SEC on April 17, 2023, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

The Company is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles provides for the return of the proceeds from the Company’s IPO held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On June 25, 2021, the Company consummated the IPO of 15,000,000 Units. Following the closing of the IPO, an amount of $150,000,000 ($10.00 per Unit sold in the IPO) from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Company’s warrants in a private placement to the Previous Sponsor (the “Private Placement Warrants”) was placed in the Trust Account. The Company initially had 24 months from the closing of the IPO (or until June 25, 2023) to complete a Business Combination.

On June 22, 2023, the Company’s shareholders approved the Prior Extension, which extended the date by which the Company has to consummate a Business Combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if the Previous Sponsor or its designee would deposit into the Trust Account, as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Public Share multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the Prior Extension, for each month of the Extension Period elected by the Board. The Company’s shareholders approved the Prior Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor acquired control of the Company, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the Extension Period. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the New Sponsor made a Contribution of $100,000 to the Company for each such monthly extension. Accordingly, the current Termination Date is November 25, 2023.

If the Extension Amendment Proposal is not approved, the New Sponsor would need to make additional monthly deposits into the Trust Account from November 25, 2023 through June 25, 2024 in order for the Company to continue its efforts to complete an initial Business Combination throughout the Extension Period. The New Sponsor does not intend to make further deposits into the Trust Account. Accordingly, following November 25, 2023, the Company would be forced to liquidate.

The Board believes that in order for the Company to have additional time to complete an initial Business Combination in a more cost effective manner, it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal and extend the date by which the Company has to consummate a Business Combination to the Extended Date or Additional Extended Date, as applicable, without requiring the Company to make any deposit into the Trust Account so that our shareholders have the opportunity to participate in our future investment.

Q.	What happened in the Purchase Transaction?

A.	On February 17, 2021, the Previous Sponsor acquired 4,312,500 Class B Shares for an aggregate purchase price of $25,000, or approximately $0.006 per share (the “Founder Shares”). Such Founder Shares included an aggregate of up to 562,500 Class B Shares subject to forfeiture by the Previous Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full or in part, so that the Previous Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after our IPO (assuming the Previous Sponsor did not purchase any Public Shares in the IPO). Upon the expiration of the over-allotment option on August 6, 2021, 562,500 Class B Shares were forfeited by the Previous Sponsor.

On June 15, 2023, the Company, the Previous Sponsor and the New Sponsor entered into a Purchase Agreement (the “Purchase Agreement”), pursuant to which the Previous Sponsor agreed to sell to the New Sponsor, and the New Sponsor agreed to purchase from Previous Sponsor an aggregate of (i) 2,625,000 Founder Shares held by the Previous Sponsor and (ii) 2,257,500 Private Placement Warrants held by the Previous Sponsor. Such transaction (the “Purchase Transaction”) was consummated on June 26, 2023.

Pursuant to the Purchase Agreement, the prior management team and board of directors resigned and the Company’s current management team and board of directors took office. Additionally, pursuant to the Purchase Agreement, the Prior Sponsor designated the New Sponsor as the party responsible for making the Contribution in connection with monthly extensions for each month of the Extension Period.

Q.	Why does the Company need to hold the Extraordinary General Meeting in lieu of annual general meeting?

A.

The Extraordinary General Meeting is being held, in part, to satisfy Nasdaq’s annual meeting requirement. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders for the election of directors.

In addition to sending our shareholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022 so that at the Extraordinary General Meeting our shareholders may discuss and ask questions of the Company with respect to our financial statements.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on November 27, 2023, at 11:00 a.m., New York Time. For purposes of Cayman Islands law and our Articles, the physical location of the Extraordinary General Meeting will be held at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting will also be held via virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast at https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 2964718#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	You can attend the Extraordinary General Meeting via the internet by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	The Company’s shareholders are being asked to consider and vote on the following proposals:

•	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex A to this proxy statement, to extend the date by which the Company must consummate a Business Combination from November 25, 2023, to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024, without requiring the Company to make any deposit into the Trust Account.

•	Proposal No. 2 – Liquidation Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to this proxy statement, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement.

•	Proposal No. 3 – Director Election Proposal – To re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified.

•	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension.

Q.	Are the proposals conditioned on one another?

A.	Yes. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Liquidation Amendment Proposal is approved, the Liquidation Amendment will not be implemented if the Extension Amendment Proposal is not approved. Additionally, approval of the Extension Amendment Proposal is a condition to the implementation of the New Extension.

If the Articles Amendments are implemented and one or more of the Company’s shareholders elect to redeem their Public Shares, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment is not approved, the New Sponsor does not intend to make an additional Contribution to the Trust Account for the next month of the Extension Period, as required by the terms of the Prior Extension. Accordingly, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The Previous Sponsor, the New Sponsor, and each of the Company’s prior and current officers and directors (collectively, the “Insiders”) waived their redemption rights with respect to the Ordinary Shares that they own. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal or the Liquidation Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the New Extension.

Q.	Why is the Company proposing the Extension Amendment Proposal, and why does the Board recommend that I vote “FOR” the Extension Amendment Proposal?

A.	The Articles currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date, unless the New Sponsor makes additional Contributions to the Trust Account in connection with monthly extensions.

If the Extension Amendment Proposal is not approved, the New Sponsor would need to make additional monthly deposits into the Trust Account from November 25, 2023 through June 25, 2024 in order for the Company to continue its efforts to complete an initial Business Combination throughout the Extension Period. The New Sponsor does not intend to make further deposits into the Trust Account. Accordingly, following November 25, 2023, the Company would be forced to liquidate.

The Company believes that given the Company’s expenditure of time, effort and money searching for a Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate a Business Combination and that it is in the best interests of the Company’s shareholders that the Company obtain the New Extension without requiring the Company to make any deposit into the Trust Account.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on a Business Combination will occur at an extraordinary general meeting of the Company’s shareholders, to be held on at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such separate meeting, and the related right of the Company’s shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Board unanimously recommends that you vote “FOR” the Extension Amendment Proposal.

Q.	Why is the Company proposing the Liquidation Amendment Proposal, and why does the Board recommend that I vote “FOR” the Liquidation Amendment Proposal?

A.

Our Board believes that shareholders will benefit by providing the Company additional flexibility to wind up our operations prior to the Extended Date or Additional Extended Date, as applicable, if we are unable to identify a prospective Business Combination target or if our Board otherwise determines that it would be in the best interests of the Company and its shareholders to wind up early, in which case we will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Shareholders and the Company is not proposing and will not propose to change that obligation to the Public Shareholders. If holders of Public Shares do not elect to redeem their Public Shares in connection with the Articles Amendments, such holders shall retain redemption rights in connection with an initial Business Combination.

Q.	Why is the Company proposing the Adjournment Proposal, and why does the Board recommend that I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Liquidation Amendment Proposal.

If the Adjournment Proposal is adopted, in order to continue the Company’s life past the current Termination Date and allow for a vote on the Extension Amendment Proposal at the adjourned meeting, on November 27, 2023, the New Sponsor will deposit into the Trust Account as a loan a prorated Contribution based on the length of the adjournment period. The prorated amount of the loan will equal the number of days of the adjournment period divided by 30, multiplied by $100,000.

If presented, the Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A shareholder’s failure to vote by proxy or in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Extension Amendment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Liquidation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Liquidation Amendment Proposal is approved, the Liquidation Amendment will not be implemented if the Extension Amendment Proposal is not approved.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Company’s Class B Shares. Only holders of Class B Shares may vote on the appointment of directors. Harry L. You, our Chairman, holds the sole outstanding Class B Share, and accordingly will be able to approve the Director Election Proposal without the further vote of any other shareholder.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares voting together as a single class, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares voting together as a single class and entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	How will the Insiders vote?

A.	The Insiders have advised the Company that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and, if necessary, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares in connection with the Extension Amendment Proposal or Liquidation Amendment Proposal. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 3,749,999 Class A Shares and 1 Class B Share, representing approximately 39% the Company’s issued and outstanding Ordinary Shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal, or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Liquidation Amendment Proposal, or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Liquidation Amendment Proposal, and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal or the Liquidation Amendment Proposal.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if either the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the New Extension. If the Adjournment Proposal is adopted, in order to continue the Company’s life past the current Termination Date and allow for a vote on the Extension Amendment Proposal at the adjourned meeting, on November 27, 2023, the New Sponsor will deposit into the Trust Account as a loan a prorated Contribution based on the length of the adjournment period. The prorated amount of the loan will equal the number of days of the adjournment period divided by 30, multiplied by $100,000.

If the Extension Amendment is not approved, the New Sponsor does not intend to make an additional Contribution to the Trust Account for the next month of the Extension Period, as required by the terms of the Prior Extension. Accordingly, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

If the Liquidation Amendment Proposal is not approved, the Liquidation Amendment will not be implemented. If the New Extension were to become effective without the ability to effect an early winding up of the Company, we would not be able to liquidate and wind up early even if we are unable to identify a target, or our Board otherwise determines that it would be in the best interests of the Company and our shareholders to do so.

Q.	If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved, what happens next?

A.	If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Extended Date or Additional Extended Date, as applicable. The Company will file the amendment to the Articles in substantially the form that appears in Annex A hereto with the Cayman Islands Registrar of Companies and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date or Additional Extended Date, as applicable.

If the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the New Extension and Liquidation Amendment are implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Insiders.

The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. If both the Liquidation Amendment Proposal and the Extension Amendment Proposal are approved, the Company will file the amendments to the Articles in substantially the forms that appear in Annex B hereto with the Cayman Islands Registrar of Companies. The Board will then have the flexibility to wind up our operations, if we are unable to identify a prospective Business Combination target, or if our Board otherwise determines that it would be in the best interests of the Company and our shareholders to liquidate and wind up before the Extended Date or Additional Extended Date, as applicable.

Q.	Am I still able to exercise my redemption rights in connection with a Business Combination?

A.	If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with a Business Combination. Further, you will retain the right to vote with respect to such Business Combination if you are a holder of Public Shares as of the close of business on the record date established in connection with the shareholder approval of such Business Combination. The Extraordinary General Meeting described in this proxy statement does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the extraordinary general meeting of the Company’s shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, and regardless of whether you hold Public Shares on the Record Date, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by internet or telephone;

•	sending a later-dated, signed proxy card addressed to the Company’s Secretary located at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144, Attn: Secretary, so that it is received by the Company’s Secretary on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Liquidation Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of the Company’s shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in the Company entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on November 3, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on November 17, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and, if necessary, the Adjournment Proposal.

Q.	What interests do the Insiders have in the approval of the proposals presented in this proxy statement?

A.	The Company’s directors and officers have interests in the proposals presented in this proxy statement that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Previous Sponsor or New Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Company’s Officers, Directors and Others” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the proposals presented in this proxy statement?

A.	No. There are no appraisal rights available to the Company’s shareholders in connection with the proposals presented in this proxy statement.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.	No. The holders of warrants issued as part of the Units sold in the IPO (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You should read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	A: If the New Extension and the Liquidation Amendment are implemented, each Public Shareholder may seek to redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date or Additional Extended Date, as applicable, or if the Board determines to effectuate an early winding up of the Company pursuant to the Liquidation Amendment.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the New Extension and Liquidation Amendment are implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on November 22, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on November 22, 2023 (two business days before the scheduled vote at the Extraordinary General Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles amendments implementing the New Extension and Liquidation Amendment.

A physical share certificate will not be needed if your shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

The Company’s shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to the Company’s shareholders for a shareholder meeting with respect to any Business Combination to be held on a later date.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Coliseum Acquisition Corp.
1180 North Town Center Drive
Suite 100
Las Vegas, NV 89144

Attention: Harry L. You, Chairman

You may also contact the proxy solicitor for the Company at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: MITA.info@investor.morrowsodali.com

To obtain timely delivery, the Company’s shareholders must request the materials no later than November 21, 2023, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on November 22, 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company’s shareholders to be held on November 27, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 15, 2023 to all shareholders of record of the Company as of November 3, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11:00 a.m., New York Time, on November 27, 2023. For purposes of Cayman Islands law and our Articles, the physical location of the Extraordinary General Meeting will be held at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting will also be held via virtual meeting format. You may attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 2964718#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, the Company’s shareholders will consider and vote on the following proposals:

•	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex A to this proxy statement, to extend the date by which the Company must consummate a Business Combination from November 25, 2023, to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024, without requiring the Company to make any deposit into the Trust Account.

•	Proposal No. 2 – Liquidation Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to this proxy statement, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement.

•	Proposal No. 3 – Director Election Proposal – To re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified.

•	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned Ordinary Shares at the close of business on November 3, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share or that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. There will be no cumulative voting.

On the Record Date, there were 9,628,200 issued and outstanding Class A Shares, of which 5,878,201 were Public Shares, and 1 Class B Share issued and outstanding.

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of each of the Extension Amendment Proposal and the Liquidation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal or the Liquidation Amendment Proposal. The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Liquidation Amendment Proposal is approved, the Liquidation Amendment will not be implemented if the Extension Amendment Proposal is not approved.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Company’s Class B Shares. Only holders of Class B Shares may vote on the appointment of directors. Harry L. You, our Chairman, holds the sole outstanding Class B Share, and accordingly will be able to approve the Director Election Proposal without the further vote of any other shareholder.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

Voting Your Shares – Shareholders of Record

If you are a shareholder of record, you may vote by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you owned as of the Record Date.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Liquidation Amendment Proposal, “FOR” the Director Election Proposal, and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on November 17, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number included on their proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after the Company receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. The Company encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11:00 a.m., New York Time, on November 27, 2023. For purposes of Cayman Islands law and our Articles, the physical location of the Extraordinary General Meeting will be held at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting will also be held via virtual meeting format. You may attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/coliseumacq/ext2023 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting. You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 2964718#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company’s Secretary in writing to Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144 before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, the Company’s proxy solicitor, at: (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or may send email to MITA.info@investor.morrowsodali.com.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company and its directors, officers and employees may also solicit proxies on the internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Redemption Rights

In connection with the Extension Amendment Proposal and Liquidation Amendment Proposal, and contingent upon the effectiveness of the Articles amendments implementing the New Extension and the Liquidation Amendment, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 22, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the New Extension and Liquidation Amendment are implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on November 22, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through DTC.

Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

On November 3, 2023, the redemption price per Public Share was approximately $10.67 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $62.7 million as of November 3, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 3, 2023 was $10.67. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same amount as if such shareholder sold the Public Shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the New Sponsor does not elect to extend the Termination Date by making further Contributions to the Trust Account, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of the Company’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to the Company’s shareholders.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with the the proposals presented in this proxy statement.

Interests of the Company’s Officers, Directors and Others

In considering the recommendation of our Board to vote in favor of the proposals set forth in this proxy statement, shareholders should be aware that, aside from their interests as shareholders, the Insiders have interests in such proposals that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•	If the Extension Amendment is not approved, the New Sponsor does not intend to make an additional Contribution to the Trust Account for the next month of the Extension Period, as required by the terms of the Prior Extension. Accordingly, the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the Founder Shares held by the Insiders, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution from the Trust Account with respect to such shares. The Previous Sponsor retained an aggregate of 1,125,000 Founder Shares in connection with the Purchase Transaction. Such shares had an aggregate market value of $12,003,750 based upon the closing price of $10.67 per share on Nasdaq on November 3, 2023. Harry L. You, our Chairman, acquired an aggregate of 2,625,000 Founder Shares in connection with the Purchase Transaction. Such shares had an aggregate market value of $28,008,750 based upon the closing price of $10.67 per share on Nasdaq on November 3, 2023.

•	Simultaneously with the consummation of the IPO, the Company consummated the private sale of 3,225,000 Private Placement Warrants at a price of $1.50 per warrant, for an aggregate purchase price of $3,225,000. The Private Placement Warrants, including the underlying Class A Shares, will become worthless if the Company does not consummate a Business Combination by November 25, 2023 (or the Extended Date or Additional Extended Date, if applicable, if the Extension Amendment Proposal is approved). The Previous Sponsor retained an aggregate of 967,600 Private Placement Warrants in connection with the Purchase Transaction. Such warrants had an aggregate market value of $106,436 based upon the closing price of $0.11 per Public Warrants on Nasdaq on November 3, 2023. The New Sponsor acquired an aggregate of 2,257,500 Private Placement Warrants in connection with the Purchase Transaction. Such warrants had an aggregate market value of $248,325 based upon the closing price of $0.11 per Public Warrants on Nasdaq on November 3, 2023.

•	The Previous Sponsor and Mr. You paid significantly less for their Founder Shares than our Public Shareholders paid for their Public Shares. Prior to the consummation of the IPO, the Previous Sponsor purchased 3,750,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.007 per share. Mr. You acquired 2,625,000 of such Founder Shares from the Previous Sponsor for an aggregate purchase price of $1.00 plus the New Sponsor’s agreement to make Contributions to the Trust Account.

•	If the Company is unable to complete an initial Business Combination by November 25, 2023 (or the Extended Date or Additional Extended Date, if applicable, if the Extension Amendment Proposal is approved), the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the New Sponsor) is $40,467,261, comprised of (a) $40,012,500 representing the market value of Founder Shares, and (b) $354,761 representing the market value of Private Placement Warrants. Certain of the Company’s directors and executive officers have indirect economic interests in the Private Placement Warrants and in the Founder Shares.

•	The Insiders have agreed not to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal or Liquidation Amendment Proposal. The Insiders also have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete an initial Business Combination by November 25, 2023 (or the Extended Date or Additional Extended Date, if applicable, if the Extension Amendment Proposal is approved, or the early liquidation date if the Liquidation Amendment Proposal is approved and the Board implements an early liquidation pursuant to the Liquidation Amendment).

•	The Company’s current executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combination. As of the date hereof, the Company has received a total of approximately $445,689 in advances and loans from the New Sponsor, and such loans and advances remain outstanding as of the date of this proxy statement. However, if the Company fails to obtain the New Extension and consummate a Business Combination, such persons will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, advances and loans, if a Business Combination is not completed.

•	All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not completed and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial Business Combination, the Insiders may have additional interests as described in a separate proxy statement/prospectus for such transaction.

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 17, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face winding up. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our winding up.

There are no assurances that the New Extension will enable us to complete a Business Combination.

Approving the New Extension involves a number of risks. Even if the New Extension is approved and implemented, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the New Extension is approved and implemented, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal and Liquidation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the New Extension and Liquidation Amendment are approved at the Extraordinary General Meeting, and even if a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the New Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or winding up of the Company, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our Public Shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the New Extension and Liquidation Amendment are implemented. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Shares. As a result, you may be unable to sell your Class A Shares even if the per-share market price is higher than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal and Liquidation Amendment Proposal are approved and the New Extension and Liquidation Amendment are implemented.

The Company’s ability to complete an initial Business Combination with a U.S. target company may be impacted if such initial Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

Certain indirect holders of a minority interest in the Founder Shares are non-U.S. persons. We cannot predict at this time whether the Company would be considered a “foreign person” under the regulations administered by CFIUS due to such potential ties to non-U.S. persons. As such, an initial Business Combination with a U.S. business may be subject to CFIUS jurisdiction, the scope of which includes controlling investments (within the meaning of “control” under the CFIUS regulations) as well as certain non-passive, non-controlling investments in sensitive U.S. businesses meeting certain criteria. If the Company’s potential initial Business Combination with a U.S. business falls within CFIUS’s jurisdiction, the parties may determine that they are required to make a mandatory filing or that they will submit a voluntary filing to CFIUS, or to proceed with the initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination. CFIUS may decide to delay the initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or recommend that the U.S. president block the initial Business Combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial Business Combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete a Business Combination may be impacted.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial Business Combination. If the Extension Amendment Proposal is approved and the New Extension is implemented and the Company cannot complete its initial Business Combination by the Extended Date or Additional Extended Date, if applicable, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate.

Changes in laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and a safe harbor under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate to, among other matters, the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours that has not entered into a definitive agreement within 18 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on June 27, we instructed the trustee to liquidate the securities held in the Trust Account and instead hold the funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of our initial Business Combination or our winding up. As a result, following the liquidation of securities in the Trust Account, we will receive minimal interest, on the funds held in the Trust Account, which will reduce the dollar amount our Public Shareholders would receive upon any redemption or winding up of the Company.

The funds in the Trust Account were, since our IPO, previously held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on June 27, 2023, we instructed the trustee to liquidate the securities held in the Trust Account and instead hold the funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of our initial Business Combination or our winding up. Following such winding up, we will receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account will reduce the dollar amount our Public Shareholders would receive upon any redemption or winding up of the Company.

The New Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

The Company is listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 22, 2024 (the “Nasdaq Deadline”). If the New Extension is approved and the Board exercises its right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s Termination Date beyond the Nasdaq Deadline. As a result, the New Extension does not comply with Nasdaq rule IM-5101-2. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq on June 22, 2024 if the Board exercises its right to further extend the Extended Date to the Additional Extended Date pursuant to the New Extension. We cannot assure you that Nasdaq will not delist the Company’s securities in the event the Extension Amendment Proposal is approved and the New Extension is implemented and the Company does not complete one or more business combinations by the Nasdaq Deadline, that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	inability to meet a condition to closing the Business Combination; there can be no assurance that a Business Combination target would waive the Nasdaq listing condition to closing;
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•	a determination that our Ordinary Shares are a “penny stock,” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Ordinary Shares, and Public Warrants are currently listed on Nasdaq, our Units, Ordinary Shares, and Public Warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our Ordinary Shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by “covered corporations” (which include publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations) occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U. S. Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

We are currently not a covered corporation for purposes of the excise tax. If we were to become a covered corporation in the future, whether in connection with the consummation of our Business Combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the excise tax on a redemption of our stock would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the U.S. Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public shareholders in connection with a redemption of our stock is not expected to be reduced by any excise tax imposed on us. The imposition of the excise tax on us could, however, cause a reduction in the cash available on hand to complete our Business Combination and may affect our ability to complete our Business Combination or fund future operations.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by special resolution, its Articles to extend the date by which the Company must consummate a Business Combination without requiring the Company to make any deposit into the Trust Account. The text of the proposed special resolution is set forth as the resolution in Annex A to this proxy statement.

On June 22, 2023, the Company’s shareholders approved the Prior Extension, whereby the Articles were amended to extend the date by which the Company has to consummate a Business Combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if the Previous Sponsor or its designee would deposit into the Trust Account as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Public Share multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the Prior Extension, for each month of the Extension Period elected by the Board. The Company’s shareholders approved the Prior Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor acquired control of the Company, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the Extension Period. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the New Sponsor made a Contribution of $100,000 to the Company for each such monthly extension. Accordingly, the current Termination Date is November 25, 2023.

If the Extension Amendment Proposal is not approved, the New Sponsor would need to make additional monthly deposits into the Trust Account from November 25, 2023 through June 25, 2024 in order for the Company to continue its efforts to complete an initial Business Combination throughout the Extension Period. The New Sponsor does not intend to make further deposits into the Trust Account. Accordingly, following November 25, 2023, the Company would be forced to liquidate.

The Board believes that in order for the Company to have additional time to complete an initial Business Combination in a more cost effective manner, it is in the best interests of the Company’s shareholders to adopt the Extension Amendment Proposal and extend the date by which the Company has to consummate a Business Combination to the Extended Date or Additional Extended Date, as applicable, without requiring the Company to make any deposit into the Trust Account so that our shareholders have the opportunity to participate in our future investment.

Reasons for the Extension Amendment Proposal

The Company has determined that there will not be sufficient time before November 25, 2023 (its current Termination Date) to consummate a Business Combination and the New Sponsor does not intend to make further deposits into the Trust Account to further extend the Termination Date in accordance with the Articles.

Accordingly, the Company has determined to seek shareholder approval to extend the time for completing an initial Business Combination from November 25, 2023 to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024, without requiring the Company to make any additional deposit into the Trust Account. The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the New Extension.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtain the New Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, the New Sponsor does not intend to make an additional Contribution to the Trust Account for the next month of the Extension Period, as required by the terms of the Prior Extension. Accordingly, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Insiders waived their redemption rights with respect to the Ordinary Shares that they own. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file the amendment to the Articles in the form of Annex A hereto with the Cayman Islands Registrar of Companies to extend the time it has to complete a business combination until the Extended Date or Additional Extended Date, as applicable, without requiring an additional payment. The Company will then continue to attempt to consummate a Business Combination until the Extended Date or Additional Extended Date, as applicable. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its Units, Public Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on a Business Combination will occur at a separate meeting, to be held at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such Business Combination, and the related right of the Company’s shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

The Company is listed on The Nasdaq Capital Market. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be June 22, 2024. If the New Extension is approved and the Board exercises its right to extend the life of the Company to the Additional Extended Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated New Extension does not comply with Nasdaq rules. We may be subject to suspension or delisting by Nasdaq on June 22, 2024 if the Board exercises its right to further extend the Extended Date to the Additional Extended Date pursuant to the New Extension.. For more information see “Risk Factors – The New Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

Potential Transactions in Public Shares

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.67 per share, based on the amounts held in the Trust Account as of November 3, 2023); (b) would represent in writing that such Public Shares will not be voted in favor of any of the foregoing proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Redemption Rights

In connection with the Extension Amendment Proposal and Liquidation Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles amendments implementing the New Extension and Liquidation Amendment, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders – Redemption Rights” for more information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is set forth as the resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extraordinary General Meeting of Shareholders—Interests of the Company’s Officers, Directors and Others” for a further discussion.

PROPOSAL NO. 2 – THE LIQUIDATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by special resolution, its Articles to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date (or Additional Extended Date, as applicable) as determined by the Board and included in a public announcement. The text of the proposed special resolution is set forth as the resolution in Annex B to this proxy statement.

Reasons for the Liquidation Amendment Proposal

The Company believes that it is in the best interests of the Company’s shareholders to provide additional flexibility to wind up our operations, if we are unable to identify a prospective Business Combination target, or if our board otherwise determines that it would be in the best interests of the Company and our shareholders to liquidate and wind up before the Extended Date or Additional Extended Date, as applicable. If such early winding up of the Company is approved and is implemented, we will liquidate the Trust Account and dissolve in accordance with the Articles and to redeem all Public Shares.

If the Liquidation Amendment Proposal is Not Approved

If the Liquidation Amendment Proposal is not approved, the Liquidation Amendment will not be implemented. If the New Extension were to become effective without the ability to effect an early winding up of the Company, we would not be able to liquidate and wind up early even if we are unable to identify a target, or our Board otherwise determines that it would be in the best interest of the Company and our shareholders to do so.

If the Liquidation Amendment Proposal is Approved

The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. If both the Liquidation Amendment Proposal and the Extension Amendment Proposal are approved, the Company intends to file the amendment to the Articles in the form of Annex B hereto with the Cayman Islands Registrar of Companies to provide the Company additional flexibility to wind up its operations if determined by the Board and included in a public announcement.

Redemption Rights

In connection with the Extension Amendment Proposal and Liquidation Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles amendments implementing the New Extension and Liquidation Amendment, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders – Redemption Rights” for more information.

Vote Required for Approval

The approval of the Liquidation Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Liquidation Amendment Proposal.

The Liquidation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Liquidation Amendment Proposal is approved, the Liquidation Amendment will not be implemented if the Extension Amendment Proposal is not approved.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Liquidation Amendment Proposal is set forth as the resolution in Annex B to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE LIQUIDATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extraordinary General Meeting of Shareholders—Interests of the Company’s Officers, Directors and Others” for a further discussion.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting of shareholders) serving a three-year term. The term of office of the first class of directors, consisting of Walter Skowronski and Harry L. You, will expire at this Extraordinary General Meeting. The term of office of our second class of directors, consisting of Roland Rapp, will expire at the annual general meeting to be held in 2024. The term of office of the third class of directors, consisting of Kenneth Rivers and Charles Wert, will expire at the annual general meeting to be held in 2025.

At the Extraordinary General Meeting, two Class I directors will be elected to the Board to serve for the ensuing three-year period or until their successors are elected or appointed and qualified or their earlier resignation or removal. The Board has nominated Messrs. Skowronski and You for re-election as Class I directors, to hold office for a term of three years, or until their successors are elected or appointed and qualified. The biography of both director nominees is set forth below.

Required Vote

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Company’s Class B Shares. Only holders of Class B Shares may vote on the appointment of directors. Harry L. You, our Chairman, holds the sole outstanding Class B Share, and accordingly will be able to approve the Director Election Proposal without the further vote of any other shareholder.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Election Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Director Election Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM CLASS B SHAREHOLDERS VOTE “FOR”
THE DIRECTOR ELECTION PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extraordinary General Meeting of Shareholders—Interests of the Company’s Officers, Directors and Others” for a further discussion.

Information About Directors, Executive Officers and Nominees

Our executive officers, directors, and director nominees are as follows:

NAME	AGE	POSITION
Harry L. You	64	Chairman, Director, Director Nominee
Charles Wert	79	Chief Executive Officer, Director
Oanh Truong	34	Chief Financial Officer
Walter Skowronski	74	Director, Director Nominee
Roland Rapp	62	Director
Kenneth Rivers	58	Director

Harry L. You, 64, has served as our Chairman since June 26, 2023, and served as interim Chief Executive Officer and Chief Financial Officer from June 26, 2023 until the appointment of Charles Wert and Oanh Truong to such roles on July 25, 2023. Mr. You has also served as Co-Chief Executive Officer of dMY Squared Technology Group (“dMY Squared”) since March 2022. He was Chief Financial Officer from September 2016 to August 2019 and President in May 2019 and from September 2016 to February 2019 of GTY Technology Holdings Inc. (“GTY”), a software as a service company that offers cloud-based solutions for the public sector. He was Executive Vice President in the Office of the Chairman of EMC Corporation (“EMC”) from 2008 to 2016. When Mr. You joined EMC in 2008, he oversaw corporate strategy and new business development, including mergers and acquisitions, joint ventures and venture capital activity. He was Chief Executive Officer from 2005 to 2007 and Interim Chief Financial Officer from 2005 to 2006 of BearingPoint Inc. He was Executive Vice President and Chief Financial Officer of Oracle Corporation from 2004 to 2005. Prior to joining Oracle, he held several key positions in finance, including as Chief Financial Officer of Accenture Ltd. and managing director in the Investment Banking Division of Morgan Stanley. He has also served as a trustee of the U.S. Olympic Committee Foundation since 2016.

Mr. You currently serves as a director of IonQ, Inc. Mr. You is also Chairman of the board of dMY Technology Group, Inc. VI and dMY Squared, each a special purpose acquisition company.

Mr. You served as Vice Chairman of the board of GTY from February 2019 to July 2022 and as director of Coupang, Inc. from January 2021 to June 2023, Genius Sports Limited from April 2021 to December 2022, Rush Street Interactive, Inc. from September 2019 to June 2022, dMY Technology Group, Inc. II (a special purpose acquisition company) from June 2020 to April 2021, dMY Technology Group, Inc. IV (a special purpose acquisition company) from December 2020 to December 2021, and Korn/Ferry International from 2005 to 2016.

Charles E. Wert, 79, has served as the Chief Executive Officer of Coliseum Acquisition Corp. since July 25, 2023, and as a member of the Board since August 15, 2023. Mr. Wert has served on the board of directors of dMY Squared Technology Group, Inc. since the completion of its initial public offering in October 2022. Mr. Wert served as a director and chairman of the audit committee of GTY Technology Holdings, Inc. from completion of its initial public offering in 2016 until the completion of its merger with GI Georgia Midco, Inc. in 2022. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded United Mercantile Bank and Trust Company and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as reviewing corporate governance and other processes use by fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.

Oanh Do Ngoc Truong, 34, has been the Chief Financial Officer of Coliseum Acquisition Corp. since July 25, 2023. Ms. Truong is also the controller at Berto LLC. Ms. Truong brings eight years of financial consulting and management experience to Coliseum Acquisition Corp. Prior to joining the company, Ms. Truong was a Director at WilliamsMarston, a boutique accounting advisory firm serving pre-IPO, public and private equity-backed growth companies on a variety of technical accounting, SEC reporting and capital markets transactions. Ms. Truong holds an M.A. in Professional Accounting from University of Texas at Arlington and a B.A. in Finance from California State University at Fullerton, where she graduated cum laude at both.

Walter Skowronski, 74, has served as a member of the Board since July 25, 2023. Mr. Skowronski has more than 40 years of experience as a senior financial executive of NYSE-listed public companies. From 2003 to his retirement in 2009, Mr. Skowronski served as Senior Vice President of The Boeing Company and President of Boeing Capital Company, a wholly-owned Boeing subsidiary responsible for arranging, structuring and providing financing for Boeing’s commercial airplane and space and defense products and services. While at Boeing, Mr. Skowronski instituted new risk management, customer relations and investor outreach programs. Previously, he served as Senior Vice President of Finance and Treasurer of Boeing from 1999 to 2003. Mr. Skowronski joined Lockheed Corp. in 1990, where he served as Vice President and Treasurer and Vice President of Investor Relations. Mr. Skowronski became Vice President and Treasurer of Lockheed Martin in March 1999 upon the merger of Lockheed Corp. and Martin Marietta Corp. and developed the new finance and treasury function for the organization. Mr. Skowronski is a former director of the National Investor Relations Institute, serving as its chairman and chief executive officer in 1989. He currently serves on the board of Physicians Insurance Company and previously was a member of the board of directors of United States Enrichment Corp. (USEC) from 2011 to the company’s emergence from Chapter 11 bankruptcy in September 2014 and was the Lockheed Martin-designated director on the board of directors of Calcomp Corp. from 1997 to 1999. Mr. Skowronski holds a Bachelor’s of Electrical Engineering from Northeastern University. The Board has determined that Mr. Skowronski is well-qualified to serve on the Board due to his extensive experience as a senior financial executive and his experience as a director at multiple public and private companies.

Roland Rapp, 62, has served as a member of the Board since July 25, 2023. Mr. Rapp serves as chairman of the board and a member of the compensation, audit and risk committees of the board of Signature HealthCare, an organization operating skilled nursing facilities, assisted living, home health agencies and associated ancillary support companies. Mr. Rapp joined the board of Signature HealthCare in 2017 and was elected as board chairman in May 2018 following the company’s restructuring. From 2015 to 2019, Mr. Rapp was a director of WalkJoy, a privately held medical device company. From 2015 to 2020, Mr. Rapp was the co-founder, owner and chief financial officer of SR Administrative Services, Inc. and affiliated long-term care companies. Mr. Rapp was the Executive Vice President, Chief Administrative Officer and General Counsel of Skilled Healthcare Group, Inc., a healthcare holding business, from 2002 to March 2015, where he was responsible for managing all legal affairs of the company, including financial and organizational restructurings, mergers and acquisitions, SEC reporting, executive compensation and board of directors matters. From 1993 to 2002, Mr. Rapp was Managing Partner of Rapp, Kiepen and Harman, a law firm, where he specialized in health care law, civil and regulatory defense, labor, business, transactional, real estate and tax matters. Mr. Rapp is a nationally-recognized expert in health care law and is a member of the American Health Care Association Legal Committee, which he chaired from 2009 to 2013. Mr. Rapp is licensed to practice law in the State of California. He received a J.D. and LLM in taxation from Golden Gate University and a Bachelor of Science from California Polytechnic State University. The Board has determined that Mr. Rapp is well-qualified to serve on the Board due to his public company board experience and his 30 years of experience as a practicing attorney.

Kenneth Rivers, 58, has served as a member of the Board since July 25, 2023. Mr. Rivers serves as the Chief Operating Officer, External Networks of Kaiser Permanente, San Bernardino County Service Area, a health care provider and nonprofit health plan. Mr. Rivers joined Kaiser Permanente in 2016. He previously served as the president of Manta Advisors, LLC, a strategic consulting firm for medical groups and hospitals, from 2003-2016. Prior to that, he served as president and chief executive officer of CHA Health Systems, Inc. from 2012-2014 and as the company’s chief administrative officer from 2014-2015. Mr. Rivers also previously held executive roles at Universal Healthcare System, Vanguard Healthcare and Tenet Healthcare. Mr. Rivers served on the local boards of Rotary International and the Fontana, California Chamber of Commerce, was the Board Chairman of three chapters of the American Red Cross which cover 1.3 million people (Riverside County, San Gabriel Valley, and Greater Long Beach, California) and Disaster Liaison for the San Gabriel Valley chapter of the American Red Cross and served on the boards of the local and Los Angeles regional chapters of the American Heart Association. He is also a fellow of the American College of Healthcare Executives. Mr. Rivers holds a Bachelor of Science in Neurosciences from Brown University and a Masters of Science and MBA in Healthcare Administration from University of La Verne. The Board has determined that Mr. Rivers is well-qualified to serve on the Board due to his over 30 years of experience as a senior healthcare executive and his extensive experience on the boards of numerous professional and community organizations.

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

Our Board consists of six members and is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual general meeting of shareholders) serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Skowronski and You, will expire at this Extraordinary General Meeting, which we are holding in lieu of our first annual general meeting. The term of office of the second class of directors, consisting of Mr. Rapp, will expire at our second annual general meeting. The term of office of the third class of directors, consisting of Mr. Rivers and Mr. Wert, will expire at the third annual general meeting.

Prior to our initial Business Combination, holders of our Class B Shares have the right to appoint all of our directors and remove members of the Board for any reason, and holders of our Class A Shares do not have the right to vote on the appointment of directors during such time. These provisions of our Articles may only be amended by a special resolution passed by a majority of at least 90% of our Ordinary Shares attending and voting in a general meeting. Subject to any other special rights applicable to the shareholders, any vacancies on our Board may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our Board or by a majority of the holders of our Ordinary Shares (or, prior to our initial Business Combination, holders of our Class B Shares).

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Articles as it deems appropriate. Our Articles provide that our officers may consist of a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the Board.

Director Independence

Nasdaq listing rules require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Walter Skowronski, Roland Rapp, and Kenneth Rivers, is an “independent director” as defined in the Nasdaq listing rules and applicable SEC rules. Our audit committee, compensation committee, and nominating and corporate governance committee is entirely composed of independent directors meeting Nasdaq’s and the SEC’s additional requirements applicable to members of those committees. In addition, our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Pursuant to Nasdaq listing rules, we have established three standing committees - an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act, a compensation committee, and a nominating and corporate governance committee, each comprised of independent directors.

Audit Committee

We have established an audit committee of the Board. Walter Skowronski, Roland Rapp, and Kenneth Rivers serve as members of our audit committee. Under the Nasdaq listing rules and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such member of our audit committee meets the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Mr. Skowronski and Mr. Rapp each qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our annual and quarterly reports and registration statements;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board. Walter Skowronski, Roland Rapp, and Kenneth Rivers serve as members of our compensation committee. We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and making recommendations to our Board with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the Board. Walter Skowronski, Roland Rapp, and Kenneth Rivers serve as members of our nominating and corporate governance committee. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for appointment at the annual general meeting or to fill vacancies on the Board;

•	developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the Company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial Business Combination, holders of our Public Shares will not have the right to recommend director candidates for nomination to our Board.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our Board.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (our “Code of Ethics”). Our Code of Ethics is available on our website. Our Code of Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	duty to not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care, which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge, skill and experience which that director has.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders; provided that there is full disclosure by the directors. This can be done by way of permission granted in the Articles or alternatively by shareholder approval at general meetings.

Our directors and officers presently have, and any of them in the future may have, additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a Business Combination opportunity to such entity. Accordingly, if any of our directors or officers becomes aware of a Business Combination opportunity that is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she may need to honor these fiduciary or contractual obligations to present such Business Combination opportunity to such entity, subject to his or her fiduciary duties under Cayman Islands law. Our Articles provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other. Our directors and officers are also not required to commit any specified amount of time to our affairs, and, accordingly, have conflicts of interest in allocating management time among various business activities, including identifying potential Business Combinations and monitoring the related due diligence.

We do not believe, however, that the fiduciary duties or contractual obligations of our directors or officers will materially affect our ability to identify and pursue Business Combination opportunities or complete our initial Business Combination.

Limitation on Liability and Indemnification of Directors, Officers and Advisors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of directors and officers, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our Articles provide for indemnification of our directors and officers to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect.

We have entered into agreements with our directors, officers and advisors to provide contractual indemnification in addition to the indemnification provided for in our Articles. We may purchase a policy of directors’ and officers’ liability insurance that insures our directors, officers and advisors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our directors, officers and advisors.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Legal Proceedings

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or has a material interest adverse to the Company.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board. To date, our efforts have been limited to organizational or incorporation activities as well as activities related to ongoing public reporting obligations. We have generated no operating revenues to date and we do not expect that we will generate operating revenues until we consummate our initial Business Combination.

Executive Compensation

The following section summarizes our executive and director compensation for 2022 and 2021.

None of our officers or directors has received any cash compensation for services rendered to us. No compensation of any kind, including finder’s and consulting fees, will be paid to the Insiders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial Business Combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Additionally, in connection with the successful completion of our initial Business Combination, we may determine to provide a payment to the Insiders or our or their affiliates; however, any such payment would not be made from the proceeds of our IPO held in the Trust Account and we currently do not have any agreement or arrangement with any such party to do so. Our audit committee will review on a quarterly basis all payments that were or are to be made to the Insiders or our or their affiliates.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of independent directors on our Board.

Following a Business Combination, to the extent we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Our audit committee will review on a quarterly basis all payments that were made to our Insiders or our or their affiliates. Any such payments prior to an initial Business Combination will be made from funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to Insiders for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Insiders, or any of their respective affiliates, prior to completion of our initial Business Combination.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Certain Relationships and Related Transactions

Founder Shares

On February 17, 2021, the Previous Sponsor acquired 4,312,500 Class B Shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. Such shares included an aggregate of up to 562,500 Class B Shares subject to forfeiture by the Previous Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full or in part, so that the Previous Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after our IPO (assuming the Previous Sponsor did not purchase any Public Shares in the IPO). Upon the expiration of the over-allotment option on August 6, 2021, 562,500 Class B Shares were forfeited by the Previous Sponsor.

Pursuant to the Purchase Agreement, on June 26, 2023, the Previous Sponsor elected to convert an aggregate of 3,749,999 Class B Shares on a one for one basis into Class A Shares. At the closing of the Purchase Transaction, pursuant to the Purchase Agreement, the Previous Sponsor sold 2,625,000 Ordinary Shares to Mr. You, consisting of 2,624,999 Class A Shares and 1 Class B Share.

The Previous Sponsor and New Sponsor have agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of our initial Business Combination; and (B) subsequent to our initial Business Combination (x) if the last reported sale price of our Class A Shares equals or exceeds (i) $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial Business Combination or (ii) $18.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 75 days after our initial Business Combination, or (y) the date on which we complete a winding up of the Company, merger, share exchange, reorganization or other similar transaction that results in all of our Public Shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

Anchor Investors

A total of five anchor investors purchased 7,440,000 Units in the IPO at the offering price of $10.00 per Unit; one anchor investor purchased 2,235,000 Units; three anchor investors each purchased 1,485,000 Units; and one anchor investor purchased 750,000 Units. The anchor investors have not been granted any shareholder or other rights in addition to those afforded to the Company’s other Public Shareholders, other than a right of first refusal with respect to any private placement in connection with a Business Combination. Further, the anchor investors are not required to (i) hold any Units, Class A Shares or warrants they purchased in the IPO, or thereafter, for any amount of time, (ii) vote any Class A Shares they may own at the applicable time in favor of the Business Combination or (iii) refrain from exercising their right to redeem their Public Shares at the time of the Business Combination. The anchor investors will have the same rights to the funds held in the Trust Account with respect to the Class A Shares underlying the Units they purchased in the IPO as the rights afforded to the Company’s other Public Shareholders.

Each anchor investor entered into separate anchor commitment letters with the Company and the Previous Sponsor pursuant to which each anchor investor purchased a specified amount of membership interests from the Previous Sponsor at the closing of the IPO, subject to such anchor investor’s acquisition of 100% of the Units allocated to it by the underwriters in the IPO.

The Previous Sponsor will retain voting and dispositive power over the anchor investors’ Founder Shares until the consummation of the initial Business Combination, following which time the Previous Sponsor will distribute such Founder Shares to the anchor investors (subject to applicable lock-up restrictions). The estimated fair value of the Founder Shares as of the execution of the anchor commitment letters was $5.38 per share (or $2,994,491 in the aggregate), which was $2,159,708 in excess of the amount paid by anchor investors for this interest.

Private Placement Warrants

Simultaneously with the closing of the IPO, we consummated the sale of 3,225,000 Private Placement Warrants at a price of $1.50 per warrant in a private placement to the Previous Sponsor, generating gross proceeds of $4,837,500). Each Private Placement Warrant is exercisable to purchase one Class A Share at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from our IPO held in the Trust Account. The Previous Sponsor retained an aggregate of 967,600 Private Placement Warrants in connection with the Purchase Transaction and The New Sponsor acquired an aggregate of 2,257,500 Private Placement Warrants in connection with the Purchase Transaction. The Previous Sponsor and New Sponsor have agreed not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of our initial Business Combination.

If we do not complete an initial Business Combination by the Termination Date, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

Registration Rights

We have granted customary registration rights to the Previous Sponsor, New Sponsor and our officers and directors with respect to the securities held by them.

Promissory Note – Previous Sponsor

On February 17, 2021, we issued an unsecured promissory note to the Previous Sponsor (the “promissory note”), pursuant to which the Company received proceeds of $400,000 to cover expenses related to the IPO. The promissory note was non-interest bearing and was payable on the earlier of June 30, 2021 or the completion of our IPO. The outstanding balance under the promissory note of $187,401 was repaid on June 25, 2021. No additional borrowings may be made under this arrangement.

Administrative Support Agreement

We entered into an agreement with the Previous Sponsor (the “Original Administrative Support Agreement”), commencing on June 25, 2021, to pay an affiliate of the Previous Sponsor a total of $10,000 per month for administrative, financial and support services. Pursuant to the Purchase Agreement, at the closing of the Transaction the Original Administrative Support Agreement was terminated and all fees due thereunder were forgiven.

On July 25, 2023, we entered into an agreement with New Sponsor (the “New Administrative Support Agreement”) to pay New Sponsor a total of $10,000 per month for administrative, financial and support services.

Working Capital Loans

In order to finance transaction costs in connection with an initial Business Combination, the Insiders or their affiliates may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds held in the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination is not completed, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants.

Prior Extension and Extension Funding

On June 22, 2023, the Company’s shareholders approved the Prior Extension, whereby the Articles were amended to extend the date by which the Company has to consummate a Business Combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if the Previous Sponsor or its designee would deposit into the Trust Account as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Public Share multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the Prior Extension, for each month of the Extension Period elected by the Board. The Company’s shareholders approved the Prior Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor acquired control of the Company, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the Extension Period. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the New Sponsor made a Contribution of $100,000 to the Company for each such monthly extension. Accordingly, the current Termination Date is November 25, 2023.

In connection with the Contribution and advances the New Sponsor may make in the future to the Company for working capital expenses, on June 22, 2023, the Company issued a convertible promissory note to New Sponsor with a principal amount up to $1.5 million (the “Note”). The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, or (b) the date of the Company’s winding up. If the Company does not consummate an initial Business Combination by the end of the Extension Period, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the Company’s initial Business Combination, the outstanding principal of the Note may be converted into warrants, at a price of $1.50 per warrant, at the option of the New Sponsor. Such warrants will have terms identical to the Private Placement Warrants.

Related Party Transaction Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted our Code of Ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our Code of Ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to its charter, will be responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. Our audit committee will review on a quarterly basis all payments that were made to the Previous Sponsor, our directors or officers, or our or any of their affiliates.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of the Insiders unless we, or a committee of independent and disinterested directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial Business Combination is fair to our Company from a financial point of view. Furthermore, there will be no finder’s fees, reimbursements or cash payments made by us to the Insiders, or our or any of their affiliates, for services rendered to us prior to or in connection with the completion of our initial Business Combination, other than the following payments, none of which will be made from the proceeds of our IPO and the sale of the Private Placement Warrants held in the Trust Account prior to the completion of our initial Business Combination:

•	Repayment of an aggregate of up to $400,000 in loans made to us by the Previous Sponsor to cover IPO-related and organizational expenses. The outstanding balance under the promissory note of $187,401 was repaid on June 25, 2021. No additional borrowings may be made under this arrangement;

•	Payment to an affiliate of the Previous Sponsor of a total of $10,000 per month for administrative, financial and support services (which fee was terminated upon the closing of the Transaction);

•	Payment to the New Sponsor Sponsor of a total of $10,000 per month for administrative, financial and support services;

•	Reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination; and

•	Repayment of loans, including any loans for working capital, which may be made by the New Sponsor or an affiliate of the New Sponsor or certain of our directors and officers to finance transaction costs in connection with an intended initial Business Combination. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.50 per warrant at the option of the lender.

The above payments may be funded using the net proceeds of our IPO and the sale of the Private Placement Warrants not held in the Trust Account, any loans made for working capital, or, upon completion of the initial Business Combination, from any amounts remaining from the proceeds of the Trust Account released to us in connection therewith.

Independent Registered Public Accountant

RBSM LLP (“RBSM”) audited our financial statements for the fiscal year ended December 31, 2022. RBSM was engaged on March 17, 2023, in connection with the termination of the Company’s engagement with Marcum LLP (“Marcum”), our previous independent registered public accountant, effective as of March 17, 2023.

As previously disclosed, the Company dismissed RBSM as its independent registered public accounting firm on October 19, 2023. The dismissal of RBSM was approved by the audit committee and was not the result of any disagreement with RBSM. RBSM’s audit report on the financial statements for the year ended December 31, 2022 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor did it modify its opinion as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the year ended December 31, 2022, and in the subsequent interim period through the Dismissal Date, there were no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and RBSM on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference thereto in its reports on the financial statements of the Company for such period.

On October 19, 2023, the Company engaged WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023 and to review the Company’s quarterly financial statements for the quarters ended September 30, 2023, March 31, 2024, June 30, 2024 and September 30, 2024.

Neither a representative of RBSM nor Withum is expected to be present at the Extraordinary General Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to RBSM for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by RBSM in connection with regulatory filings. The aggregate fees billed by RBSM for professional services rendered for the audit of our annual financial statements, review of the financial information included in this Report and other required filings with the SEC for the year ended December 31, 2022 totaled approximately $40,000. The above amount includes interim procedures, audit fees, and consent issued for registration statements and comfort letters.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay RBSM for consultations concerning financial accounting and reporting standards for the year ended December 31, 2022.

Tax Fees. We did not pay RBSM for tax compliance, tax planning, or tax advice for the year ended December 31, 2022.

All Other Fees. We did not pay RBSM for other services for the year ended December 31, 2022.

The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in this Report and other required filings with the SEC for the year ended December 31, 2022 and for the year ended December 31, 2021 totaled approximately $125,180 and $64,000, respectively. The above amount includes interim procedures, audit fees, and consent issued for registration statements and comfort letters.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the years ended December 31, 2022 or December 31, 2021.

Tax Fees. The aggregate fees billed by Marcum for tax compliance, tax planning, and tax advice for the year ended December 31, 2022 totaled approximately $12,669. We did not pay Marcum for tax compliance, tax planning, or tax advice for the year ended December 31, 2021.

All Other Fees. We did not pay Marcum for other services for the years ended December 31, 2022 or December 31, 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension.

If the Adjournment Proposal is adopted, in order to continue the Company’s life past the current Termination Date and allow for a vote on the Extension Amendment Proposal at the adjourned meeting, on November 27, 2023, the New Sponsor will deposit into the Trust Account as a loan a prorated Contribution based on the length of the adjournment period. The prorated amount of the loan will equal the number of days of the adjournment period divided by 30, multiplied by $100,000.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extraordinary General Meeting of Shareholders—Interests of the Company’s Officers, Directors and Others” for a further discussion.

BUSINESS OF COLISEUM AND CERTAIN INFORMATION ABOUT COLISEUM

Overview

The Company is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On June 25, 2021, the Company consummated the IPO of 15,000,000 Units, at $10.00 per Unit, generating gross proceeds of $150,000,000. Each Unit consisted of one Class A Share and one-third of one redeemable warrant, with each whole warrant exercisable to purchase one Class A Share at a share price of $11.50 per share. Simultaneously with the consummation of the IPO, the Company consummated the private sale of 3,225,000 private placement warrants at a price of $1.50 per warrant, for an aggregate purchase price of $4,837,500. A total of $150,000,000 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in a Trust Account. On June 27, 2023, the Company moved its Trust Account out of investment in securities and into an interest-bearing bank deposit account in order to mitigate the risk of being deemed an unregistered investment company.

Purchase Transaction and Prior Extension

On June 15, 2023, the Company, the Previous Sponsor and the New Sponsor entered into the Purchase Agreement, pursuant to which the Previous Sponsor agreed to sell to the New Sponsor, and the New Sponsor agreed to purchase from Previous Sponsor an aggregate of (i) 2,625,000 Founder Shares held by the Previous Sponsor and (ii) 2,257,500 Private Placement Warrants held by the Previous Sponsor. The Purchase Transaction was consummated on June 26, 2023.

On June 22, 2023, the Company’s shareholders approved the Prior Extension, whereby the Articles were amended to extend the date by which the Company has to consummate a Business Combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if the Previous Sponsor or its designee would deposit into the Trust Account as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Public Share multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the Prior Extension, for each month of the Extension Period elected by the Board. The Company’s shareholders approved the Prior Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor acquired control of the Company, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the Extension Period. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the New Sponsor made a Contribution of $100,000 to the Company for each such monthly extension. Accordingly, the current Termination Date is November 25, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of November 3, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•	each of the Company’s executive officers and directors that beneficially owns Ordinary Shares; and

•	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

As of the Record Date, there were 9,628,201 Ordinary Shares, consisting of 9,628,200 Class A Shares and 1 Class B Share, issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying outstanding warrants of the Company because these securities are not exercisable within 60 days of the Record Date.

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Directors and Executive Officers
Harry L. You(3)	2,624,999	27.3%	1	100%	27.3%
Charles E. Wert	—	—	—	—	—
Oanh Truong	—	—	—	—	—
Walter Skowronski	—	—	—	—	—
Roland Rapp	—	—	—	—	—
Kenneth Rivers	—	—	—	—	—
All directors and executive officers as a group (6 individuals)	2,624,999	27.3%	1	100%	27.3%
5% Shareholders
Coliseum Acquisition Sponsor LLC (4)	1,125,000	11.7%	—	—	11.7%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144.
(2)	Class B Shares are convertible into Class A Shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein. Class B Shares otherwise have the same rights as Class A Shares, except that prior to our initial Business Combination, only Class B Shares have the right to vote in the election of directors.
(3)	Reflects 2,624,999 Class A Shares and 1 Class B Share held by Harry L. You. Excludes 2,257,500 Class A Shares issuable upon the exercise of 2,257,500 of the Company’s warrants, which are beneficially owned by Mr. You but are not exercisable within 60 days of the Record Date.
(4)	Coliseum Acquisition Sponsor LLC (the “Previous Sponsor”) is the record holder of the Class A Shares reported herein. Each of Jason Stein and Daniel Haimovic may be deemed to beneficially own shares held by the Previous Sponsor by virtue of his control over the Previous Sponsor. Other than Jason Stein and Daniel Haimovic, no member of the Previous Sponsor exercises voting or dispositive control over any of the shares held by the Previous Sponsor. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Excludes 967,500 Class A Shares issuable upon the exercise of 967,500 of the Company’s warrants, which are beneficially owned by the Previous Sponsor but are not exercisable within 60 days of the Record Date.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the New Extension is implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving its initial Business Combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post Business-Combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial Business Combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Articles you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 90 and 120 days before the annual general meeting date.

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial Business Combination by June 25, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no further annual general or extraordinary general meetings.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the SEC, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Extraordinray General Meeting with respect to any proposal presented by a shareholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we received notice of such proposal at our principal office prior to November 10, 2023.

OTHER MATTERS

Our Board knows of no matter that will be presented for consideration at the Extraordinary General Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Extraordinary General Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 1100, Las Vegas, NV 89144. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Coliseum Acquisition Corp.
1180 North Town Center Drive
Suite 1100
Las Vegas, NV 89144

Attention: Harry L. You, Chairman

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Coliseum Acquisition Corp.
1180 North Town Center Drive
Suite 1100
Las Vegas, NV 89144

Attention: Harry L. You, Chairman

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: MITA.info@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by November 21, 2023, three business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

COLISEUM ACQUISITION CORP.

The Extension Amendment Proposal

RESOLVED, as a special resolution, THAT:

The text of Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

(a) The Company has until June 25, 2024 to consummate a Business Combination (the “Termination Date”); provided, however, that commencing on June 25, 2024, the Company has the right, by resolution of the Company’s board of directors, to extend the time it has to consummate a Business Combination (the “Combination Period”) for an additional three months to September 25, 2024 (the “Additional Extended Date”). The Company’s board of directors has the sole discretion whether to extend the Combination Period to the Additional Extended Date. In the event that the Company has not consummated a business combination on or before the Termination Date and determines not to extend the Combination Period to the Additional Extended Date, or the if the Company does extend the Combination Period to the Additional Extended Date and the Company does not consummate a Business Combination before the Additional Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days after the Termination Date or Additional Extended Date, as applicable, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

A-1

ANNEX B

PROPOSED AMENDMENT TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

COLISEUM ACQUISITION CORP.

The Liquidation Amendment Proposal

RESOLVED, as a special resolution, THAT:

A new subsection (b) to Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company is hereby added:

(b) In the event that the Company’s board of directors, in its sole discretion, elects to wind up the Company’s operations on an earlier date than the Termination Date or Additional Extended Date, as applicable (such date, the “Early Termination Date”), as determined by the Company’s board of directors and included in a public announcement, (a “Voluntary Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days after the Early Termination Date, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Voluntary Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of a Voluntary Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

The text of Article 36.6 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, a Voluntary Redemption Event, an Amendment Redemption Event or in the event the person accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

The text of Article 36.6 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 36. Neither the Company nor any Officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or Voluntary Redemption Event, as applicable, or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 36, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$100,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company, if applicable.

B-1

Clause (a) of the definition of Per-Share Redemption Price of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

(a) with respect to an Automatic Redemption Event or a Voluntary Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned on the funds in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable) divided by the number of then issued and outstanding Public Shares;

Clause (b) of Article 2.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended to add a reference to the Voluntary Redemption Event by deleting such Article in its entirety and replacing it with the following:

(b) the right to be redeemed on an Automatic Redemption Event or Voluntary Redemption Event in accordance with Article 36.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Article 36.5 or pursuant to an Amendment Redemption Event in accordance with Article 36.11.

B-2

Coliseum Acquisition Corp.
1180 North Town Center Drive, Suite 100
Las Vegas, NV 89144

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
COLISEUM ACQUISITION CORP.

The undersigned hereby appoints Oanh Truong and Charles Wert as the proxies (the “Proxies”), with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all ordinary shares of Coliseum Acquisition Corp. (“Coliseum”) held of record by the undersigned on November 3, 2023, at the Extraordinary General Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on November 27, 2023, or any postponement or adjournment thereof. For purposes of Cayman Islands law and our amended and restated memorandum and articles of association, the physical location of the Extraordinary General Meeting will be held at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting will also be held via virtual meeting format. To register and receive access to the meeting via webcast, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary General Meeting of Shareholders.

THE ORDINARY SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 BELOW. COLISEUM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from November 25, 2023 (the “Termination Date”) to June 25, 2024 (as extended, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024 (the “Additional Extended Date”) , without requiring the Company to make any deposit into the trust account established in connection with its IPO (the “Trust Account”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)	Proposal No. 2 – Liquidation Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to the accompanying proxy statement, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	Proposal No. 3 — Director Election Proposal – To re-elect Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	Proposal No. 4 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the New Extension.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN HIS DISCRETION THE PROXY IS AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below ☐

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date
Address

Signature of Shareholder	Date
Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!